                             VAN KAMPEN SERIES FUND, INC.

                            ARTICLES SUPPLEMENTARY TO THE
                        ARTICLES OF AMENDMENT AND RESTATEMENT
                           OF THE ARTICLES OF INCORPORATION



     VAN KAMPEN SERIES FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on May 27, 1998 adopted a resolution to change the names of certain portfolios of the Corporation listed below:


Name of Class                                               Number of Shares of Common
-------------                                               Stock Classified and Allocated
                                                            ------------------------------
Morgan Stanley Global Equity
     Allocation Fund - Class A                              375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class B                              375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class C                              375,000,000 shares

Morgan Stanley Global Fixed Income
     Fund - Class A                                         375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class B                                         375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class C                                         375,000,000 shares

Morgan Stanley Asian Growth Fund
     Class A                                                375,000,000 shares
Morgan Stanley Asian Growth Fund
     Class B                                                375,000,000 shares
Morgan Stanley Asian Growth Fund
     Class C                                                375,000,000 shares

Morgan Stanley American Value Fund

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     Class A                                                375,000,000 shares
Morgan Stanley American Value Fund
     Class B                                                375,000,000 shares
Morgan Stanley American Value Fund
     Class C                                                375,000,000 shares

Morgan Stanley Worldwide High Income Fund
     Class A                                                375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     Class B                                                375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     Class C                                                375,000,000 shares

Morgan Stanley Emerging Markets Fund
     Class A                                                375,000,000 shares
Morgan Stanley Emerging Markets Fund
     Class B                                                375,000,000 shares
Morgan Stanley Emerging Markets Fund
     Class C                                                375,000,000 shares

Morgan Stanley Latin American Fund
     Class A                                                375,000,000 shares
Morgan Stanley Latin American Fund
     Class B                                                375,000,000 shares
Morgan Stanley Latin American Fund
     Class C                                                375,000,000 shares

Morgan Stanley European Equity Fund
     Class A                                                375,000,000 shares
Morgan Stanley European Equity Fund
     Class B                                                375,000,000 shares
Morgan Stanley European Equity Fund
     Class C                                                375,000,000 shares

Morgan Stanley Growth and Income Fund
     Class A                                                375,000,000 shares
Morgan Stanley Growth and Income Fund
     Class B                                                375,000,000 shares
Morgan Stanley Growth and Income Fund
     Class C                                                375,000,000 shares

Morgan Stanley International Magnum Fund
     Class A                                                375,000,000 shares
Morgan Stanley International Magnum Fund
     Class B                                                375,000,000 shares
Morgan Stanley International Magnum Fund

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     Class C                                                375,000,000 shares

Morgan Stanley Aggressive Equity Fund
     Class A                                                375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     Class B                                                375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     Class C                                                375,000,000 shares

Morgan Stanley High Yield Fund
     Class A                                                375,000,000 shares
Morgan Stanley High Yield Fund
     Class B                                                375,000,000 shares
Morgan Stanley High Yield Fund
     Class C                                                375,000,000 shares

Morgan Stanley U.S. Real Estate Fund
     Class A                                                375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     Class B                                                375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     Class C                                                375,000,000 shares

Morgan Stanley Japanese Equity Fund
     Class A                                                375,000,000 shares
Morgan Stanley Japanese Equity Fund
     Class B                                                375,000,000 shares
Morgan Stanley Japanese Equity Fund
     Class C                                                375,000,000 shares

Morgan Stanley Global Equity Fund
     Class A                                                375,000,000 shares
Morgan Stanley Global Equity Fund
     Class B                                                375,000,000 shares
Morgan Stanley Global Equity Fund
     Class C                                                375,000,000 shares

Morgan Stanley Emerging Markets Debt
     Fund - Class A                                         375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class B                                         375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class C                                         375,000,000 shares

Morgan Stanley Mid Cap Growth Fund
     Class A                                                375,000,000 shares

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Morgan Stanley Mid Cap Growth Fund
     Class B                                                375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
     Class C                                                375,000,000 shares

Morgan Stanley Value Fund
     Class A                                                375,000,000 shares
Morgan Stanley Value Fund
     Class B                                                375,000,000 shares
Morgan Stanley Value Fund
     Class C                                                375,000,000 shares

     To the following new names for each listed fund:


Name of Class                                               Number of Shares of Common
-------------                                               Stock Classified and Allocated
                                                            ------------------------------
Van Kampen Global Equity
     Allocation Fund - Class A                              375,000,000 shares
Van Kampen Stanley Global Equity
     Allocation Fund - Class B                              375,000,000 shares
Van Kampen Global Equity
     Allocation Fund - Class C                              375,000,000 shares

Van Kampen Global Fixed Income
     Fund - Class A                                         375,000,000 shares
Van Kampen Global Fixed Income
     Fund - Class B                                         375,000,000 shares
Van Kampen Global Fixed Income
     Fund - Class C                                         375,000,000 shares

Van Kampen Asian Growth Fund
     Class A                                                375,000,000 shares
Van Kampen Asian Growth Fund
     Class B                                                375,000,000 shares
Van Kampen Asian Growth Fund
     Class C                                                375,000,000 shares

Van Kampen American Value Fund
     Class A                                                375,000,000 shares
Van Kampen American Value Fund
     Class B                                                375,000,000 shares
Van Kampen American Value Fund
     Class C                                                375,000,000 shares


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Van Kampen Worldwide High Income Fund
     Class A                                                375,000,000 shares
Van Kampen Worldwide High Income Fund
     Class B                                                375,000,000 shares
Van Kampen Worldwide High Income Fund
     Class C                                                375,000,000 shares

Van Kampen Emerging Markets Fund
     Class A                                                375,000,000 shares
Van Kampen Emerging Markets Fund
     Class B                                                375,000,000 shares
Van Kampen Emerging Markets Fund
     Class C                                                375,000,000 shares

Van Kampen Latin American Fund
     Class A                                                375,000,000 shares
Van Kampen Latin American Fund
     Class B                                                375,000,000 shares
Van Kampen Latin American Fund
     Class C                                                375,000,000 shares

Van Kampen European Equity Fund
     Class A                                                375,000,000 shares
Van Kampen European Equity Fund
     Class B                                                375,000,000 shares
Van Kampen European Equity Fund
     Class C                                                375,000,000 shares

Van Kampen Growth and Income
     Fund II Class A                                        375,000,000 shares
Van Kampen Growth and Income
     Fund II Class B                                        375,000,000 shares
Van Kampen Growth and Income
     Fund II Class C                                        375,000,000 shares

Van Kampen International Magnum Fund
     Class A                                                375,000,000 shares
Van Kampen International Magnum Fund
     Class B                                                375,000,000 shares
Van Kampen International Magnum Fund
     Class C                                                375,000,000 shares

Van Kampen Aggressive Equity Fund
     Class A                                                375,000,000 shares
Van Kampen Aggressive Equity Fund
     Class B                                                375,000,000 shares


Van Kampen Aggressive Equity Fund
     Class C                                                375,000,000 shares

Van Kampen High Yield & Total
     Return Fund Class A                                    375,000,000 shares
Van Kampen High Yield & Total
     Return Fund Class B                                    375,000,000 shares
Van Kampen High Yield & Total
     Return Fund Class C                                    375,000,000 shares

Van Kampen U.S. Real Estate Fund
     Class A                                                375,000,000 shares
Van Kampen U.S. Real Estate Fund
     Class B                                                375,000,000 shares
Van Kampen U.S. Real Estate Fund
     Class C                                                375,000,000 shares

Van Kampen Japanese Equity Fund
     Class A                                                375,000,000 shares
Van Kampen Japanese Equity Fund
     Class B                                                375,000,000 shares
Van Kampen Japanese Equity Fund
     Class C                                                375,000,000 shares

Van Kampen Global Equity Fund
     Class A                                                375,000,000 shares
Van Kampen Global Equity Fund
     Class B                                                375,000,000 shares
Van Kampen Global Equity Fund
     Class C                                                375,000,000 shares

Van Kampen Emerging Markets Debt
     Fund - Class A                                         375,000,000 shares
Van Kampen Emerging Markets Debt
     Fund - Class B                                         375,000,000 shares
Van Kampen Emerging Markets Debt
     Fund - Class C                                         375,000,000 shares

Van Kampen Mid Cap Growth Fund
     Class A                                                375,000,000 shares
Van Kampen Mid Cap Growth Fund
     Class B                                                375,000,000 shares
Van Kampen Mid Cap Growth Fund
     Class C                                                375,000,000 shares


Van Kampen Value Fund
     Class A                                                375,000,000 shares
Van Kampen Value Fund
     Class B                                                375,000,000 shares
Van Kampen Value Fund
     Class C                                                375,000,000 shares


     THIRD, Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     FOURTH, The description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     IN WITNESS WHEREOF, VAN KAMPEN SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary on this 10th day of July, 1998.


                                             VAN KAMPEN SERIES FUND, INC


                                                  /s/ Ronald A. Nyberg
                                             By:
                                                  ------------------------------
                                                  Ronald A.Nyberg
                                                  Vice President

          /s/ Weston B. Wetherell
Attest:
          -------------------------
          Weston B. Wetherell
          Assistant Secretary

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The undersigned, Vice President of Van Kampen Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articcles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name an on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                                  /s/ Ronald A. Nyberg
                                             By:
                                                  ------------------------------
                                                  Ronald A. Nyberg